ORCHID ISLAND CAPITAL COMPLETES ONE-FOR-FIVE REVERSE STOCK SPLIT
VERO BEACH, Fla. (August 30, 2022) – Orchid Island Capital, Inc. (NYSE:ORC)

("Orchid” or the "Company"), a real estate
investment trust ("REIT"), today announced that it has completed the previously announced reverse stock split of the
outstanding shares of the Company’s common stock, par value $0.01 per share (the

“Common Stock”), at a ratio of one-for-
five (the “Reverse Stock Split”), effective at 5:00 p.m. Eastern Time today (the “Effective Time”).

The Common Stock will
begin trading on a reverse split-adjusted basis on the NYSE at the opening of trading on August 31, 2022. The Common
Stock will continue trading on the NYSE under the symbol “ORC” with a new

CUSIP number (68571X301).
The Reverse Stock Split also effected a proportionate reduction in the Company’s authorized shares of its preferred stock, par
value $0.01 per share (the “Preferred Stock”), from 100,000,000 shares to 20,000,000 shares and a proportionate reduction in
the Company’s authorized shares of Common Stock from 500,000,000 shares to 100,000,000 shares and reduced the
number of shares of Common Stock outstanding from approximately 176,251,193 shares to approximately 35,250,238 shares.
The Company has no shares of Preferred Stock outstanding.

At the Effective Time, the aggregate number of shares
authorized for repurchase under the Company’s stock repurchase program, the aggregate number of shares issuable under
the Company’s equity incentive plans, and the number of shares issuable pursuant to equity and equity-based awards granted
under the Company’s equity incentive plans were ratably adjusted to reflect the Reverse

Stock Split.
No fractional shares were issued in connection with the Reverse Stock Split.

Stockholders that would hold a fractional share
as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional shares. The Reverse Stock Split
affected all record holders of the Common Stock uniformly and did not affect any record holder’s percentage ownership
interest in the Company, except for de minimis changes as a result of the elimination of fractional shares. Holders of Common
Stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock
Split. Their accounts will be automatically adjusted to reflect the number of shares owned. Stockholders of record will be
receiving information from Continental Stock Transfer & Trust Company, the Company’s transfer agent, regarding their stock ownership following the Reverse Stock Split and cash in lieu of fractional share payments, if applicable, shortly following the
Effective Date.
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our
investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through
Agency RMBS, such as mortgage pass-through certificates, and CMOs issued by the GSEs, and (ii) structured Agency
RMBS, such as IOs, IIOs and principal only securities, among other types of structured Agency RMBS. Orchid is managed by
Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange

Commission.
Forward Looking Statements
Statements herein relating to matters that are not historical facts, including,

but not limited to, statements regarding the
Reverse Stock Split, are forward-looking statements as defined in the Private

Securities Litigation Reform Act of 1995. The
reader is cautioned that such forward-looking statements are based on information available at the time and on management's
good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance
or results to differ materially from those expressed in such forward-looking statements. Important factors that could cause
such differences are described in Orchid Island Capital, Inc.'s filings with the Securities and Exchange Commission, including

its Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Orchid Island Capital, Inc. assumes no
obligation to update forward-looking statements to reflect subsequent results,

changes in assumptions or changes in other
factors affecting forward-looking statements.
CONTACT:
Orchid Island Capital, Inc.
Robert E. Cauley, 772-231-1400
Chairman and Chief Executive Officer